SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              ______________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): September 27, 1996



                     SIMON DEBARTOLO GROUP, INC.
       (Exact name of registrant as specified in its charter)



     MARYLAND             1-12618             35-1901999
     (State or other     (Commission         (IRS Employer
     jurisdiction of     File Number)        Identification No.)
     incorporation)



   115 West Washington Street
    INDIANAPOLIS, INDIANA                                  46204
   (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (317) 636-1600



                                 N/A
    (Former name or former address, if changed since last report)



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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits:

          The exhibits listed below relate to the Registration Statement (No. 333-11431) on Form S-3 of Simon DeBartolo Group, Inc. (the
"Registrant") and are filed herewith for incorporation by reference in such Registration Statement.

            Exhibit Number
           (Referenced to
    ITEM 601 OF REGULATION S-K)             DESCRIPTION OF EXHIBIT

                1.1 Underwriting Agreement together with related Terms Agreement, dated September 24, 1996

                4.3 Articles Supplementary to the Amended and Restated Articles of Incorporation of the Registrant with respect to the Series B Preferred Stock

                4.4                 Form of Stock Certificate for Series B
                                    Preferred Stock

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                                                                             4



                         SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 26, 1996

                          SIMON DeBARTOLO GROUP, INC.


                          By:/s/James M. Barkley
                               James M. Barkley
                               Secretary/General Counsel



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                                                                             5



                        EXHIBIT INDEX


 Exhibit number
 (Referenced to
   Item 601 of                                                  Sequentially
 REGULATION S-K)           DESCRIPTION OF EXHIBIT                NUMBERED PAGE


     1.1             Form of Underwriting Agreement

     4.3             Form   of   Articles   Supplementary  with
                     respect to the Series B Preferred Stock of the Company to the Amended and Restated
                     Articles of Incorporation

     4.4             Form of Preferred Stock Certificate